UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

To

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2005

Boulder Specialty Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51506	20-2949397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6106 Sunrise Ranch Drive

Longmont, Colorado 80503

(Address of principal executive offices)

(303) 682-1982

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

In connection with the preparation of its Form 10-Q for the period ended June 30, 2006, Boulder Specialty Brands, Inc. (the “Company”) determined it was necessary to reclassify certain amounts in its financial statements related to warrants to purchase common stock associated with the units sold in the initial public offering of the Company. The Company determined, as a result of discussions the Company had with both its independent registered public accounting firm and the Staff of the Securities and Exchange Commission, that a restatement of the Company’s previously reported financial information was required after further considering the application of Emerging Issues Task Force No. 00-19 (“EITF 00-19”), “Accounting For Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock,” to determine whether the warrants to purchase common stock associated with the units sold in the initial public offering of the Company were derivative liabilities.

The Company has determined it necessary to restate its Condensed Financial Statements on Form 10-Q for the period ended March 31, 2006, its Financial Statements on Form 10-K for the period ended December 31, 2005 and its Financial Statements filed with Form 8-K for the period ended December 21, 2005 to record the derivative liabilities and to reflect additional non-operating gains and losses related to the classification of and accounting for the warrants described above, and the Company’s previously filed financial results should not be relied upon. The Company has determined that these warrants should have been classified as derivative liabilities and therefore, the fair value of each warrant must be recorded as a derivative liability on the Company’s balance sheet. Changes in the fair values of these instruments will result in adjustments to the amount of the recorded derivative liabilities and the corresponding gain or loss will be recorded in the Company’s statement of operations.

Item 8.01.	Other Events.

On December 21, 2005, the initial public offering (the “Offering”) of 12,760,840 units (the “Units”) of Boulder Specialty Brands, Inc. (the “Company”) was consummated. Each Unit consists of one share of common stock, par value $0.0001 per share and one warrant exercisable to purchase one share of Common Stock. The Units were sold at a price of $8.00 per Unit, generating gross proceeds to the Company of $102,086,720. Audited financial statements as of December 21, 2005 reflecting receipt of the Offering proceeds are attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.:	Description:

Exhibit 99.1	Audited Financial Statements

Exhibit 99.2	Press Release, dated December 21, 2005, issued by Boulder Specialty Brands, Inc.*

*	Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOULDER SPECIALTY BRANDS, INC.

By:	/s/ James E. Lewis
James E. Lewis Vice Chairman

Date: August 14, 2006

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